UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 9, 2018 (May 4, 2018)

AMPLIFY ENERGY CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35364	82-1326219
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1600 Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 490-8900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Executive Officer

On May 4, 2018, the Board of Directors (the “Board”) of Amplify Energy Corp. (the “Company”) appointed Kenneth Mariani to serve as President and Chief Executive Officer of the Company effective May 14, 2018 (the “Effective Date”). Mr. Mariani most recently served as the President of EnerVest, Ltd. (“EnerVest”) from January 2014 through December 2017. Prior to that, he served as Executive Vice President of EnerVest and President and Chief Executive Officer of EnerVest Operating Company from January 2012 to January 2014. Mr. Mariani joined EnerVest in 2000 and was Senior Vice President and General Manager – Eastern Division for 11 years. Prior to joining EnerVest, from 1991 to 2000, he served as Vice President of Operations for Energy Corporation of America (“ECA”), a privately held exploration and production company, and was responsible for engineering, land, geology and production operations. Prior to his role at ECA, he held various engineering positions at Conoco, Inc., in the Midland, TX and Rocky Mountain Divisions. Mr. Mariani holds a degree in Chemical Engineering from the University of Pittsburgh, graduating cum laude with a petroleum option. He received his Master of Business Administration from The University of Texas of the Permian Basin and is a licensed Professional Engineer.

Mr. Mariani was not appointed pursuant to any arrangement or understanding with any other person, and there are no transactions with Mr. Mariani that would be reportable under Item 404(a) of Regulation S-K.

Employment Agreement

On May 5, 2018, the Company entered into an employment agreement with Mr. Mariani (the “Employment Agreement”), effective on the Effective Date. The Employment Agreement provides Mr. Mariani with an initial base salary of $600,000 per year; an annual bonus opportunity (the “Annual Bonus”) (targeted at 100% of his annual base salary) (the “Target Bonus”), which is pro-rated for calendar year 2018; a grant of 250,000 restricted stock units (“RSUs”) under the Amplify Energy Corp. Management Incentive Plan (the “MIP”) to be made within 30 days of the Effective Date, the key terms of which are described below; the potential to receive additional long-term incentive compensation awards as determined in the Board’s discretion; the right to participate in the benefit plans, programs and arrangements available to the Company’s other senior executives generally, subject to the terms and conditions of such plans, programs and arrangements; and reimbursement for his business expenses incurred during the employment term, as well as reimbursement for up to $15,000 in his attorneys’ fees incurred in connection with negotiating the Employment Agreement and related documents.

Upon any termination of employment with the Company, Mr. Mariani will be entitled to: (i) his accrued but unpaid base salary as of the termination date, (ii) any unreimbursed business expenses incurred through the termination date, and (iii) any payments and benefits to which he may be entitled under any benefit plans, programs, or arrangements (collectively, the “Accrued Obligations”).

In the event of a termination of Mr. Mariani’s employment with the Company without “cause” (as defined below) or for “good reason” (as defined below) (each, a “Good Leaver Termination”), then in addition to the Accrued Obligations and subject to his timely execution and non-revocation of a general release of claims, Mr. Mariani will be entitled to: (i) any earned but unpaid Annual Bonus for the preceding calendar year (the “Actual Full Year Bonus”); (ii) a pro-rated Annual Bonus in respect of the calendar year of termination, with the amount determined based on actual results for such calendar year and with the pro-ration determined based on the duration of his employment with the Company during such calendar year (the “Pro-Rated Bonus”); (iii) (A) if the termination date occurs on or prior to November 14, 2019, an amount equal to Mr. Mariani’s then-current monthly base salary rate, and (B) if the termination occurs after November 14, 2019, an amount equal to 200% of his then-current monthly base salary rate, in each case, payable in accordance with the Company’s regularly scheduled payroll practices for a period of 12 months following the termination date; and (iv) up to 12 months of continued health insurance benefits under the Company group health plan (at the employee-rate), subject to his continued eligibility for COBRA coverage and terminable if he obtains other employment offering group health plan coverage.

If Mr. Mariani’s employment with the Company is terminated due to his death or “disability” (as defined in the Employment Agreement), then in addition to the Accrued Obligations, Mr. Mariani will be entitled to the Actual Full Year Bonus and the Pro-Rated Bonus.

For purposes of the Employment Agreement, the Company will have “cause” to terminate Mr. Mariani’s employment upon the occurrence of any of his: (i) conviction of a felony, or plea of guilty or nolo contendere to, any felony or any crime of moral turpitude; (ii) repeated intoxication by alcohol or drugs during the performance of his duties; (iii) embezzlement or other willful and intentional misuse of any of the funds of the Company or its direct or indirect subsidiaries, (iv) commission of a demonstrable act of fraud; (v) willful and material misrepresentation or concealment on any written reports submitted to the Company or its direct or indirect subsidiaries; (vi) material breach of the Employment Agreement; (vii) failure to follow or comply with the reasonable, material and lawful written directives of the Board; or (viii) conduct constituting his material breach of the Company’s then current code of conduct or similar written policy.

For purposes of the Employment Agreement, Mr. Mariani will have “good reason” to terminate his employment with the Company upon the occurrence of any of the following without his written consent: (i) a relocation of his principal work location to a location more than 40 miles from its then current location; (ii) a reduction in his then current base salary or Target Bonus, or both; (iii) a material breach of any provision of the Employment Agreement by the Company; or (iv) any material reduction in his title, authority, duties, responsibilities or reporting relationship from those in effect as of the Effective Date, except to the extent such reduction occurs in connection with his termination of employment for “cause” or due to his death or “disability”.

The Employment Agreement provides for a Code Section 280G “best-net” cutback, which would cause an automatic reduction in any payments or benefits Mr. Mariani would receive which constitute parachute payments within the meaning of Code Section 280G, in the event such reduction would result in Mr. Mariani receiving greater payments and benefits on an after-tax basis.

The Employment Agreement subjects Mr. Mariani to employment term and 12-month post-employment non-competition, non-solicitation and non-interference restrictive covenants, as well as assignment of inventions, perpetual non-disparagement and employment term and post-employment confidentiality covenants.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2018.

Grant of RSU Award

As discussed above, in connection with his hiring, Mr. Mariani will be awarded 250,000 RSUs under the MIP. Subject to Mr. Mariani’s continued employment with the Company through each applicable vesting date (except as described below), (i) 50% of the RSUs will vest in three equal installments on each of the first three anniversaries of the grant date (the “Time-Vesting Units”); and (ii) 50% of the RSUs will vest based on satisfaction of time- and performance-vesting conditions (the “Performance-Vesting Units”), with performance vesting based on the Company’s achievement of certain share price targets (the “Share Targets”) set forth in the applicable RSU award agreement (the “RSU Award Agreement”) during the three-year period following the grant date, and with any performance-vested Performance Vesting Units then subject to time-based vesting such that 50% of the Performance-Vested Units time vest on the applicable performance-vesting date, and an additional 25% of the Performance-Vested Units time vest on each of the first and second anniversaries of the applicable performance-vesting date.

In the event of a Good Leaver Termination, subject to certain conditions, (i) all Time-Vesting Units will fully vest, and all Performance-Vesting Units will fully time vest, upon such termination, and (ii) if the termination occurs after May 14, 2020 and prior to the third anniversary of the grant date, then any Performance-Vesting Units that have not performance-vested as of the termination will performance vest to the extent that the Share Targets (in each case, reduced by $0.25) are achieved as of such termination. Subject to the foregoing, any unvested RSUs will be forfeited upon Mr. Mariani’s termination of employment.

If a “change of control” (as defined in the MIP) is consummated during Mr. Mariani’s employment with the Company, (i) all Time-Vesting Units will fully vest, and all Performance-Vesting Units will fully time vest, upon the consummation of such change of control, and (ii) if the change of control occurs prior to the third anniversary of the grant date, then any Performance-Vesting Units that have not performance-vested as of the change of control will performance vest to the extent that the Share Targets are achieved in connection with such change of control.

The foregoing description of the RSU Award Agreement does not purport to be complete and is qualified in its entirety by reference to the form of RSU Award Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2018.

Item 7.01	Regulation FD Disclosure.

On May 7, 2018, the Company issued a press release announcing, among other things, Mr. Mariani’s appointment as President and Chief Executive Officer of the Company. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the exhibit hereto, include “forward-looking statements.” All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Terminology such as “will,” “would,” “should,” “could,” “expect,” “anticipate,”

“plan,” “project,” “intend,” “estimate,” “believe,” “target,” “continue,” “potential,” the negative of such terms or other comparable terminology are intended to identify forward-looking statements. These statements include, but are not limited to, statements about financial restructuring or strategic alternatives and the Company’s expectations of plans, goals, strategies (including measures to implement strategies), objectives and anticipated results with respect thereto. These statements are based on certain assumptions made by the Company based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances, but such assumptions may prove to be inaccurate. Such statements are also subject to a number of risks and uncertainties, many of which are beyond the control of the Company, which may cause the Company’s actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks and uncertainties relating to, among other things: the ability to improve the Company’s financial results and profitability following its emergence from bankruptcy; the Company’s efforts to reduce leverage; the Company’s level of indebtedness, including its ability to satisfy its debt obligations; the Company’s ability to generate sufficient cash flow to make payments on its obligations and to execute its business plan; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties following its emergence from bankruptcy; the effect of changes in the Company’s senior management; continued low or further declining commodity prices and demand for oil, natural gas and natural gas liquids; the Company’s ability to access funds on acceptable terms, if at all, because of the terms and conditions governing the Company’s indebtedness or otherwise; and changes in commodity prices and hedge positions and the risk that the Company’s hedging strategy may be ineffective or may reduce its income. Please read the Company’s filings with the Securities and Exchange Commission (the “SEC”), including “Risk Factors” in the Company’s Annual Report on Form 10-K, and if applicable, the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available on the Company’s Investor Relations website at http://investor.amplifyenergy.com/ or on the SEC’s website at http://www.sec.gov, for a discussion of risks and uncertainties that could cause actual results to differ from those in such forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements in this Current Report on Form 8-K are qualified in their entirety by these cautionary statements. Except as required by law, the Company undertakes no obligation and does not intend to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated May 7, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2018	AMPLIFY ENERGY CORP.

	By:	/s/ Martyn Willsher
	Name:	Martyn Willsher
	Title:	Senior Vice President and Chief Financial Officer